Exhibit 99.2 CT071 Clinical Activity of P-BCMA-ALLO1, a B-cell Maturation Antigen (BCMA) Targeted Allogeneic Chimeric Antigen Receptor T-cell (CAR-T) Therapy, in Relapsed Refractory Multiple Myeloma (RRMM) Patients Following Progression on Prior BCMA Targeting Therapy Bhagirathbhai Dholaria1, Leyla Shune2, Andrew Kin3, Katherine McArthur4, Jeff D. Eskew4, Christopher E. Martin4, Sabrina Haag4, Joanne McCaigue4, Hamid Namini4, Samuel DePrimo4, Stacey Cranert4, Julia Coronella4, Devon Shedlock4, Rajesh Belani4 1Vanderbilt University Medical Center, Nashville, TN; 2Division of Hematological Malignancies and Cellular Therapeutics, University of Kansas Medical Center, Westwood, KS; 3Karmanos Cancer Institute, Wayne State University, Detroit, MI; 4Poseida Therapeutics, San Diego, CA BACKGROUND Study P-BCMA-ALLO1-001: open-label, multicenter, phase 1 study to Patient cellular kinetics (CK) and cytokine profiles assess the safety of P-BCMA-ALLO1 in patients with RRMM Patient 1 Patient 2 Patient 3 Despite therapeutic advances, multiple myeloma remains incurable. B-cell Maturation Antigen (BCMA) is a well validated myeloma antigen for 512 106 512 106 512 106—P—P—P ) ) ) which multiple targeted therapies are now approved. BCMA targeting immunotherapies, such as bispecific T-cell engagers (TCE) and autologous e n BC BC BC li 105 M line 105 M line 105 M CAR-T provide high response rates, but relapses are common. Autologous CAR-T are logistically challenging due to the need for apheresis, e 128 128 128 s A—se—A se A—prolonged manufacturing times and occasional manufacturing failures. Many patients suffer disease progression and require bridging therapy P-BCMA-ALLO1 Ba 4 Ba 4 Ba 4 infusion on day 0 Key Inclusion Criteria: 10 10 10 while awaiting autologous CAR-T manufacturing. Some patients die from disease progression while waiting for autologous CAR-T to be Follow up, potential for redosing rom 32 ALLO1 rom 32 ALLO1 rom 32 ALLO1 • RRMM as defined by the IMWG f 3 f 3 f 3 manufactured. TCE are hampered by the need for chronic dosing that is logistically challenging. Emerging data also indicate that autologous 10 (C 10 (C 10 (C FC FC ( ( FC Conditioning • Must have received PI, IMiDs & CD38 ( CAR-T have lower clinical activity in patients who have progressed on TCE. Lastly, patients who have progressed after a prior BCMA targeting SCREENING FOLLOW UP s s Chemotherapy s e 8 102 opie 8 102 opie 8 102 opie immunotherapy are an emerging area of high unmet need for whom there are few commercially available therapies. mAb or triple refractory n s / ine / s ine s / ki m g ok g m ok m g Long-term o 101 101 101 P-BCMA-ALLO1 is an allogeneic CAR-T therapy manufactured from healthy donor T-cells, that is available “ ff-the- h lf”, and is being evaluated Cyclophosphamide (300, 500, or 1,000 mg/m2) • ECOG 0 or 1 D t y D t y D 2 2 2 in a phase 1 clinical trial (P-BCMA-ALLO1-001; NCT04960579) in RRMM patients. This primary objective is to determine the maximum tolerated 2 follow-up Cyt NA) C NA) C NA) and Fludarabine (30 mg/m ) on days -5, -4, -3 100 100 100 dose of P-BCMA-ALLO1, and the key secondary objective is to investigate the anti-myeloma activity. The patients must have progressed on a 0 5 10 15 20 25 30 0 5 10 15 20 25 30 0 5 10 15 20 25 30 prior proteasome inhibitor, immunomodulatory drug and anti-CD38 monoclonal antibody. The study allows enrollment of patients who have Study Day Study Day Study Day received prior BCMA targeting therapy. The study is exploring escalating P-BCMA-ALLO1 doses and several different lymphodepletion PRIMARY OBJECTIVE Presented are patients that have received and • Assess safety and MTD based on DLT progressed on BCMA targeted therapies Patient 4 Patient 5 chemotherapy (LD) regimens. Here we report the safety and early efficacy results for the 5 patients who were treated with P-BCMA-ALLO1 after 512 106 512 106—P—P IL-8 2 ) B ) B Figure 1 – Serum levels of CK by having progressed on BCMA targeting CAR-T, TCE or both. These patients were treated in arms P1 (LD: cyclophosphamide (cy) 500 mg/m + P-BCMA-ALLO1 dose and LD arms evaluated, and no. of ne ne IL-6 SECONDARY OBJECTIVES 105 105 fludarabine (flu) 30 mg/m2 × 3 days) or arm P2 (LD: cy 1000 mg/m2 + flu 30 mg/m2 × 3 days) at a P-BCMA-ALLO1 dose of > 2 × 106 to <6 × 106 patients* infused at each cohort: eli CM eli IL-10 CM qPCR and cytokines are shown for s 128 A s 128 A—IFNg—patients 1 – 5 across study days. cells/kg. • Evaluate the anti-myeloma effect of P-BCMA-ALLO1 a A a A Arm P1 (Cy 500); N = 2 B 4 B P-BCMA-ALLO1 4 DL2† 10 10 Cytokines are shown normalized as Here we demonstrate that P-BCMA-ALLO1 has clinical activity in the post BCMA immunotherapy setting including in patients who have received • Study effect of cell dose & LD regimen selection to Arm P2 (Cy 1,000); N = 3 rom 32 LLO1 rom 32 LLO1 fold change from baseline. Missing f 3 f 3 multiple prior BCMA targeting immunotherapies. * † 6 6 10 ( 10 ( guide dose selection for pivotal studies minimum of 4 weeks follow-up; DL2 = 2 x 10 – 6 x 10 cells/kg C F Co C F Co data points for CK are due to ( pi( pi insufficient DNA yield. LOD of qPCR s 8 102 s 8 102 e e e e n s/ m n m s/ is 100 cp/µg. CK = cellular kinetics; g g Proprietary, non-viral approach to produce TSCM-rich, fully allogeneic Patient characteristics 101 101 cp/mg = transposon copies/mg of Cytoki 2 DN Cytoki 2 DN DNA. 0 A) 0 A) P-BCMA-ALLO1 CAR-T from healthy donors 10 10 Patient 0 5 10 15 20 25 30 0 5 10 15 20 25 30 Characteristics Study Day Study Day 1 2 3 4 5 Responding patients showed higher max IL-15 and IL-7 and lower day 4 62-year-old white 64-year-old white 45-year-old African 73-year-old white Demographics 57-year-old white Male female female American male female CD3+ lymphocytes Year Dx / # prior A B regimens 2015; 5 priors 2014; 5 priors 2015; 8 priors 2019; 8 priors 2013; 8 priors Figure 2 – A) Serum levels of LD associated cytokines IL-15 and Myeloma Diagnosis IgG; Kappa free light IgG; Lambda free light IgA; Kappa free light IgG; Kappa free IgG; Kappa free light IL-7 and chemokine MCP-1 (Day Subtype chain chain chain light chain chain 0) are shown for patients 1 – 5 across study days. IL-15 and IL-7 Target or Measurable Extramedullary disease Absent Absent Absent Absent shown as max values over D0 – Plasmacytoma present D14. B) Absolute lymphocytes (total), CD4 or CD8 at Day 4. High-risk MM Cytogenetics Standard risk Standard risk Standard risk Standard risk Non-responding patients (1 & 4) (t(14:20)) are highlighted in RED. Prior anti-BCMA P-BCMA-101 (AUTO), Belantamab, JCARH125, CAR-T and anti- Teclistamab Abecma Belantamab Teclistamab Teclistamab BCMA therapy BCMA MESF 4341; 40% NR 2432; 37% 2703; 19% 6705; 26% Preliminary clinical activity in heavily pre-treated and BCMA % + previously BCMA exposed patients P-BCMA-ALLO1 2 S 2 VG R 2 VG R 1 S 1 VG R Response (BOR) * P-BCMA-ALLO1 CRS Gr 2 (D10-12) Febrile neutropenia Related None CRS Gr 1(D5 -8) CRS Gr 2 (D14-16) ICANS G1/2 (D14-17) (D13-15) Figure 3 – Duration of response for SAEs patients dosed with P-BCMA-ALLO1 *BOR includes confirmed and unconfirmed responses. Data cutoff: March 18th, 2024 at DL2 with LD containing 500 2 2 mg/m (P1) or 1000 mg/m (P2) cyclophosphamide. Events shown Heavily pretreated patients with prior PD on BCMA targeted agents include both confirmed and unconfirmed responses. Arrow indicates patients still in follow up. †Day -49 * *G5 AE aspiration pneumonia (assessed as unrelated) at day +45 † Day -796 †Data cut date: March 18th, 2024 CONCLUSIONS †Day -75 • P-BCMA-ALLO1 is a TSCM-rich allogeneic CAR-T manufactured from healthy donor cells that is rapidly available for dosing without the need for bridging chemotherapy. have previously reported that P-BCMA-ALLO1 demonstrates high response rates in multiple myeloma patients who • We †Day -117 have received PI, IMiDs and CD38 mAb (Dholaria et al. ASH 2023, abstract 3479). Here we demonstrate that P-BCMA- ALLO1 has promising clinical activity in patients who have received all currently available BCMA directed therapies including antibody drug conjugates, CAR-T and TCE. • P-BCMA-ALLO1 was well tolerated with no cases of DLTs or GvHD, and no instances of >Gr2 CRS or ICANS. †Day -392 • These early promising results suggest that P-BCMA-ALLO1 can fulfil the unmet medical need in a wide variety of multiple myeloma patients. • Further enrollment in the study is ongoing, with extensive biomarkers and correlative analysis to understand drivers of Where available BOR for a given regimen is indicated. †Last BCMA targeted therapy indicated relative to Day 0 of P-BCMA-ALLO1 infusion; Key: Id = Iberdomide + dex; IDd = Ixazomib + daratumumab + dex response and mechanisms of resistance. Presenting author: Bhagirathbhai.r.dholaria@vumc.org ABBREVIATIONS: Allo = Allogeneic; Auto = Autologous; BCMA = B- ll g ; 2 = 2 microglobulin; BMA = Bone marrow aspirate; CK = Cellular kinetics; CRS = Cytokine release syndrome; Cy = Cyclophosphamide; DLT = Dose limiting toxicity; ECOG = Eastern Cooperative Oncology Group; FLC = Free light chains; Flu = Fludarabine; GvHD = Graft-versus-host disease; IMiD = Immunomodulatory imide drugs; ACKNOWLEDGMENTS: The authors and Poseida Therapeutics, Inc. thank the patients, caregivers, investigators, and study site staff for their involvement in this Clinical trial identifier: NCT04960579 IMWG = International Myeloma Working Group; ITR = inverted terminal repeats; ITT = Intention-to-treat; LD = Lymphodepletion; LOD = Limit of detection; MESF = Molecules of Equivalent Soluble Fluorochrome; MHC = Major histocompatibility complex; MM = Multiple myeloma; MTD = Maximum tolerated dose; PI = proteosome inhibitors; PR = Partial response; RRMM = Relapsed and Refractory Multiple Myeloma; study. This study was sponsored and funded by Poseida Therapeutics (San Diego, CA). Study sponsored by Poseida Therapeutics sCR = Stringent Complete Response; TCE = T cell engager; TSCM = Stem cell memory T cells; VGPR = Very Good Partial Response

Exhibit 99.2